Exhibit 99.2

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact: James Lokey
September 28, 2010	Chief Executive Officer
(805) 597-6185

Mission Community Bancorp Announces Record Date

for Planned Rights Offering

SAN LUIS OBISPO, CA — Mission Community Bancorp (OTCBB: MISS) announced today that it has set the close of business on Friday, October 8, 2010 as the record date for its previously announced rights offering.  Mission Community intends to distribute at no charge to its shareholders on the record date 15 subscription rights for each share of common stock held on the record date.

Each subscription right will entitle the shareholder to purchase one share of Mission Community Bancorp common stock at $5.00 per share and to receive one warrant entitling the holder to purchase one share of Mission Community Bancorp common stock.  Each warrant will be for a term of five years and exercisable at a price of $5.00 per share.  The subscription rights will be exercisable until 5:00 P.M. Pacific Time on, November 15, 2010 unless the Company extends the expiration date.

It is expected that certificates evidencing the subscription rights, together with a prospectus and other information regarding the subscription rights, will be mailed to shareholders of record promptly following the record date.  Shareholders who hold their shares of Mission Community Bancorp through a bank or broker will receive the subscription rights materials from their bank or broker.

Although the subscription rights are transferable, they will not be listed on any exchange or quoted for listing on the OTC Bulletin Board and it is not expected that any trading market will develop for the subscription rights.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

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About Mission Community Bancorp

Mission Community Bancorp, a bank holding company, operates Mission Community Bank with full-service offices in downtown San Luis Obispo, Paso Robles, Santa Maria and Arroyo Grande.  The bank’s administrative headquarters and a Loan Production Office are located on South Higuera Street in San Luis Obispo.  As a full service bank, Mission Community Bank provides loan and deposit products in San Luis Obispo and northern Santa Barbara Counties.  A Department of the Treasury Certified Community Development Financial Institution, the bank has been the recipient of several grants and awards for its success in small business lending and community development banking services, and has earned an Outstanding rating for its Community Reinvestment Act (CRA) activities.  For more information, visit www.MissionCommunityBank.com.

Cautionary Statement Regarding Forward-Looking Statements.

This announcement may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations and beliefs regarding our future results or performance.  Because these statements apply to future events, they are subject to risks and uncertainties.  When used in this announcement, the words “anticipate”, “believe”, “estimate”, “expect”, “expectation”, “should”, “would”, ‘project”, “plan”, “predict”, “intend” and similar expressions are intended to identify such forward-looking statements.  Our actual results could differ materially from those projected in the forward-looking statements.  Additionally, you should not consider past results to be an indication of our future performance.  For a discussion of the risk factors and other factors that may affect our results, please see the Risk Factors section of our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q.  We do not intend to update any of the forward-looking statements after the date of this announcement to conform these statements to actual results, to changes in management’s expectations or otherwise, except as may be required by law.

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3380 South Higuera Street • San Luis Obispo, California 93401